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                                                                    EXHIBIT 23.3

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the use in this Registration Statement on Form S-1 (No. 333-35390) of our report dated July 12, 2000, except for the contents of Note
45 which is as of August 18, 2000, relating to the financial statements of Hyder plc which appear in such Registration Statement. We also consent to the reference to us under the headings "Experts" in such Registration Statement.




/s/ PricewaterhouseCoopers
Cardiff
September 5, 2000